UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2012

BLUELINX HOLDINGS INC.

(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 17, 2012, BlueLinx Holdings Inc. (“BlueLinx” or “the Company”) held its Annual Meeting of Stockholders to (1) elect eight directors to hold office until the 2013 annual meeting of stockholders or until their successors are duly elected and qualified, (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2012, (3) approve an amendment to the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan (as amended and restated effective May 21, 2008) to increase the number of shares available for grant thereunder from 5,200,000 shares to 12,200,000 shares, (4) approve an amendment to the BlueLinx Holdings Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000, and (5) approve the advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement.

At the close of business on April 2, 2012, the record date, an aggregate of 63,702,287 shares of the Company’s common stock were issues and outstanding. At the meeting, 59,696,245 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

At the May 17, 2012 Annual Meeting, the Company’s stockholders voted as follows:

(1) For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Howard S. Cohen	51,045,330	4,597,827	4,053,088
Richard S. Grant	55,512,236	130,921	4,053,088
George R. Judd	50,375,922	5,267,235	4,053,088
Steven F. Mayer	50,131,285	5,511,872	4,053,088
Charles H. McElrea	50,358,069	5,285,088	4,053,088
Alan H. Schumacher	55,517,236	125,921	4,053,088
Robert G. Warden	50,252,309	5,390,848	4,053,088
M. Richard Warner	51,192,484	4,450,673	4,053,088

(2) For the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2012:

For	Against	Abstain
59,653,915	27,225	15,105

(3) For the approval of an amendment to the BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan (as amended and restated effective May 21, 2008) to increase the number of shares available for grant thereunder from 5,200,000 shares to 12,200,000 shares:

For	Against	Abstain	Broker Non-Vote
47,803,509	7,828,199	11,449	4,053,088

(4) For the approval of the amendment to the BlueLinx Holdings Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000:

For	Against	Abstain
54,865,286	4,827,100	3,859

(5) For the approval of the advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement:

For	Against	Abstain	Broker Non-Vote
55,309,422	310,571	23,164	4,053,088

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.

By:	/s/ Sara E. Epstein
Sara E. Epstein
Secretary

Dated: May 18, 2012